Execution Version AMENDMENT NO. 8 TO CREDIT AGREEMENT AMENDMENT NO. 8 TO CREDIT AGREEMENT, dated as of February 5, 2014 (this “Amendment”), among AVAYA INC., a Delaware corporation (the “Borrower”), CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and the Replacement Term B-6 Lenders (as defined below). PRELIMINARY STATEMENTS A. The Borrower, Avaya Holdings Corp. (formerly known as Sierra Holdings Corp.), a Delaware corporation, the Administrative Agent and each lender from time to time party thereto (the “Lenders”) have entered into a Credit Agreement, dated as of October 26, 2007, as amended as of December 18, 2009 by Amendment No. 1, as amended and restated as of February 11, 2011 pursuant to the Amendment Agreement, as amended as of August 8, 2011 by Amendment No. 3, as amended and restated as of October 29, 2012 pursuant to Amendment No. 4, as amended and restated as of December 21, 2012 pursuant to Amendment No. 5, as amended as of February 13, 2013 pursuant to Amendment No. 6, and as amended as of March 12, 2013 pursuant to Amendment No. 7 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Restated Credit Agreement”). B. Pursuant to Section 10.01 of the Restated Credit Agreement and subject to the terms of this Amendment, the Borrower desires to obtain Replacement Term Loans in respect of all of the Term B-5 Loans outstanding under the Restated Credit Agreement as in effect immediately prior to the Amendment No. 8 Effective Date (as defined below), and to prepay in full the Term B-5 Loans and all other Obligations in respect thereof on the Amendment No. 8 Effective Date (the “Term Loan Refinancing”). C. Each financial institution identified on the signature pages to the addendum attached as Annex 1 hereto (the “Lender Addendum”) as a “Replacement Term B-6 Lender” has agreed, on the terms and conditions set forth herein, to make Replacement Term Loans in the form of Term B-6 Loans (the “Replacement Term B-6 Loans”) to the Borrower and to become a “Term B-6 Lender” for all purposes under the Credit Agreement (as defined below), in accordance with the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Definitions. Capitalized terms used herein and not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement. SECTION 2. Replacement Term B-6 Loan Borrowing. (a) Effective as of the Amendment No. 8 Effective Date, each Replacement Term B- 6 Lender hereby agrees, on the terms and conditions set forth herein and in the Credit Agreement, to make Replacement Term B-6 Loans to the Borrower in the amount set forth in the Lender Addendum executed and delivered by it. Each Replacement Term B-6 Lender shall, effective as of the Amendment No. 8 Effective Date, become party to the Credit Agreement as a “Term B-6 Lender”, and shall have all the rights and obligations of a “Term B-6 Lender” under the Credit Agreement and the other Loan Documents.

(b) Each Replacement Term B-6 Lender, by delivering its signature page to the Lender Addendum and funding its Replacement Term B-6 Loans on the Amendment No. 8 Effective Date shall be deemed to have acknowledged receipt of, and consented to and approved (effective as of the Amendment No. 8 Effective Date), the Credit Agreement, each Loan Document and each other document required to be delivered to, or be approved by and satisfactory to, the Administrative Agent or any Lender on the Amendment No. 8 Effective Date. (c) Each Replacement Term B-6 Lender hereby agrees that the Replacement Term B-6 Loans made pursuant to this Amendment will initially bear interest with an Interest Period beginning on the Amendment No. 8 Effective Date and ending on the last day of the three month Interest Period established November 27, 2013 in effect for the Term B-5 Loans outstanding immediately prior to the Amendment No. 8 Effective Date. (d) The Administrative Agent and the Replacement Term B-6 Lenders party hereto hereby waive (a) any notice of prepayment of the Term B-5 Loans and (b) any required notice of borrowing of the Replacement Term B-6 Loans pursuant to Section 2.02 of the Credit Agreement. SECTION 3. Amendment to Restated Credit Agreement. Effective as of the Amendment No. 8 Effective Date and subject to the terms and conditions set forth herein, (i) the Restated Credit Agreement is hereby amended as set forth in this Section 3 (the Restated Credit Agreement, as so amended by this Section 3, being referred to as the “Credit Agreement”) and (ii)(A) Exhibit C-8 attached to Annex 3 hereto constitutes a new Exhibit to the Credit Agreement and (B) Exhibit A and Exhibit E attached to Annex 3 hereto hereby replace in their entirety the corresponding Exhibits attached to the Restated Credit Agreement as in effect immediately prior to the Amendment No. 8 Restatement Effective Date. The rights and obligations of the parties to the Restated Credit Agreement with respect to the period prior to the Amendment No. 8 Effective Date shall not be affected by such amendments. (a) The following definitions are hereby added to Section 1.01 of the Restated Credit Agreement in their proper alphabetical order: ““Amendment No. 8” means Amendment No. 8 to Credit Agreement, dated as of February 5, 2014, among the Borrower, the Administrative Agent and the Replacement Term B-6 Lenders. “Amendment No. 8 Effective Date” means February 5, 2014. “Replacement Term B-6 Lender” means any Lender that has submitted an executed lender addendum in connection with Amendment No. 8 as a “Replacement Term B-6 Lender”. “Replacement Term B-6 Loan Amount” means the aggregate principal amount of Replacement Term B-6 Loans committed to be provided by a Replacement Term B-6 Lender pursuant to Amendment No. 8. “Replacement Term B-6 Loans” has the meaning specified in Amendment No. 8. “Term B-6 Borrowing” means a borrowing consisting of Term B-6 Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term B-6 Lenders pursuant to Section 2.01(a)(iii)(E).

“Term B-6 Commitment” means, as to each Replacement Term B-6 Lender, its obligation to provide Term B-6 Loans pursuant to Amendment No. 8 in an aggregate principal amount equal to such Replacement Term B-6 Lender’s Replacement Term B-6 Loan Amount. “Term B-6 Lender” means, at any time, any Lender that has a Term B-6 Commitment or a Term B-6 Loan at such time. “Term B-6 Loan” means Replacement Term B-6 Loans made pursuant to Section 2.01(a)(iii)(E) and Amendment No. 8 on the Amendment No. 8 Effective Date. “Term B-6 Note” means a promissory note of the Borrower payable to any Term B-6 Lender or its registered assigns, in substantially the form of Exhibit C-8 attached to Annex 3 to Amendment No. 8, evidencing the aggregate Indebtedness of the Borrower to such Term B-6 Lender resulting from the Term B-6 Loans made by such Term B-6 Lender.” (b) The definition of “Applicable Rate” is hereby amended by amending and restating clause (VI) thereof to read in its entirety as follows: “(VI) for all periods beginning on and after the Amendment No. 8 Effective Date, with respect to Term B-6 Loans, a percentage per annum equal to (i) for Eurocurrency Rate Loans, 5.50% and (ii) for Base Rate Loans, 4.50%; provided, however, that if the Effective Yield applicable to any Refinancing Term Loans, Extended Term Loans or Replacement Term Loans made, in each case, after the Amendment No. 8 Effective Date shall be greater than the applicable Effective Yield payable pursuant to the terms of this Agreement as amended through the date of such calculation with respect to Term B-6 Loans plus 50 basis points per annum, the Applicable Rate with respect to the Term B-6 Loans shall be increased so as to cause the then applicable Effective Yield under this Agreement on the Term B-6 Loans to equal the Effective Yield then applicable to such Refinancing Term Loans, Extended Term Loans or Replacement Term Loans, as applicable, minus 50 basis points; provided, further, however, that any increase in Effective Yield of the Term B-6 Loans due to the application of a Eurocurrency Rate or Base Rate floor on any Refinancing Term Loans, Extended Term Loans or Replacement Term Loans, as applicable, shall be effected solely through an increase in (or implementation of, as applicable) any Eurocurrency Rate or Base Rate floor applicable to the Term B-6 Loans.” (c) The definition of “Assignment and Assumption” is hereby amended by replacing the reference to “Annex 4 to Amendment No. 5” contained therein with a reference to “Annex 3 to Amendment No. 8”. (d) The definition of “Class” is hereby amended by replacing the references to “Term B-5 Lenders,” “Term B-5 Commitments,” and “Term B-5 Loans,” in each case, contained therein with references to “Term B-6 Lenders,” “Term B-6 Commitments,” and “Term B-6 Loans,” respectively. (e) The definition of “Committed Loan Notice” is hereby amended by replacing the reference to “Annex 4 to Amendment No. 5” contained therein with a reference to “Annex 3 to Amendment No. 8”.

(f) The definition of “Facility” is hereby amended by replacing the reference to “Term B-5 Loans” contained therein with a reference to “Term B-6 Loans”. (g) The definition of “Maturity Date” is hereby amended by replacing the references to “the Term B-5 Loans”, in each case, contained therein with references to “the Term B-6 Loans”. (h) The definition of “Term B-5 Repricing Transaction” is hereby amended by (i) changing the defined term to be “Term B-6 Repricing Transaction” and (ii) replacing the references to “Term B-5 Loans”, in each case, contained therein with references to “Term B-6 Loans”. (i) The definition of “Term Commitment” is hereby amended by replacing the reference to “Term B-5 Commitment” contained therein with a reference to “Term B-6 Commitment”. (j) The definition of “Term Lender” is hereby amended by inserting “Term B-6 Lender,” immediately after “Term B-5 Lender,” therein. (k) The definition of “Term Loan” is hereby amended by inserting “Term B-6 Loan,” immediately after “Term B-5 Loan,” therein. (l) The definition of “Term Note” is hereby amended by replacing the reference to “Term B-5 Note” contained therein with a reference to “Term B-6 Note”. (m) Section 2.01(a)(iii) is hereby amended by inserting the following new clause (E) in proper alphabetical order: “(E) On the Amendment No. 8 Effective Date, in accordance with, and upon the terms and conditions set forth in, Amendment No. 8, each Replacement Term B-6 Lender made (including by cashless settlement option) to the Borrower a Replacement Term B-6 Loan in the amount set forth on the signature page to the Lender Addendum (as defined in Amendment No. 8) on the Amendment No. 8 Effective Date.” (n) The last sentence of Section 2.01(a)(iv) is hereby amended and restated in its entirety to read as follows: “On and after the Amendment No. 8 Effective Date, all Term B-6 Loans shall rank pari passu in right of payment and security with, and otherwise have the same terms, rights and benefits as, the Term B-3 Loans and the Term B-4 Loans outstanding immediately prior to the Amendment No. 8 Effective Date under the Loan Documents, except as expressly provided herein.” (o) Section 2.05(b)(vii) is hereby amended by replacing the reference to “Term B-5 Loans” contained therein with a reference to “Term B-6 Loans”. (p) Section 2.06(b) is hereby amended by inserting the following new sentence immediately after the last sentence thereof: “The Term B-6 Commitment of each Replacement Term B-6 Lender shall be automatically and permanently reduced to $0 upon the making to Borrower of its Replacement Term B-6 Loan pursuant to Section 2.01(a)(iii)(E).”

(q) Clause (i) of Section 2.07(a) is hereby amended and restated in its entirety to read as follows: “(i) The Borrower shall repay to the Administrative Agent for the ratable account of the Term B-1 Lenders, Term B-3 Lenders, Term B-4 Lenders and Term B-6 Lenders (as applicable), on the last Business Day of each March, June, September and December, (w) commencing on the last Business Day of March 2008 until the last Business Day of December 2010, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Term B-1 Loans outstanding on the Closing Date (the “Quarterly Amortization Amount”; provided that, solely with respect to clause (z) below, the Quarterly Amortization Amount shall be calculated as an aggregate principal amount equal to the sum of (A) 0.25% of the aggregate principal amount of all Term B-1 Loans outstanding on the Closing Date plus (B) the Refinancing Term B-5 Loan Increase Amount), (x) commencing on the last Business Day of March 2011 until the last Business Day of September 2012, (1) to the Term B-1 Lenders, a percentage of the Quarterly Amortization Amount equal to the percentage of all outstanding Term B-1 Loans on the Restatement Effective Date not reclassified as Term B-3 Loans, and (2) to the Term B-3 Lenders, a percentage of the Quarterly Amortization Amount equal to the percentage of all outstanding Term B-1 Loans reclassified as Term B-3 Loans on the Restatement Effective Date, (y) on the last Business Day of December 2012, (1) to the Term B-1 Lenders, a percentage of the Quarterly Amortization Amount equal to the percentage of all outstanding Term Loans on the Third Restatement Effective Date constituting Term B-1 Loans not reclassified as Term B-3 Loans, Term B-4 Loans or Term B-5 Loans, (2) to the Term B-3 Lenders, a percentage of the Quarterly Amortization Amount equal to the percentage of all outstanding Term Loans on the Third Restatement Effective Date constituting Term B-3 Loans, (3) to the Term B-4 Lenders, a percentage of the Quarterly Amortization Amount equal to the percentage of all outstanding Term Loans on the Third Restatement Effective Date constituting Term B-4 Loans not reclassified as Term B-5 Loans, and (4) to the Term B-5 Lenders, a percentage of the Quarterly Amortization Amount equal to the percentage of all outstanding Term Loans on the Third Restatement Effective Date constituting Term B-5 Loans and (z) commencing on the last Business Day of March 2013, (1) to the Term B-3 Lenders, a percentage of the Quarterly Amortization Amount equal to the percentage of all outstanding Term Loans on the Amendment No. 7 Effective Date constituting Term B-3 Loans, (2) to the Term B-4 Lenders, a percentage of the Quarterly Amortization Amount equal to the percentage of all outstanding Term Loans on the Amendment No. 7 Effective Date constituting Term B-4 Loans, and (3) solely with respect to amounts paid after the Amendment No. 8 Effective Date, to the Term B-6 Lenders, a percentage of the Quarterly Amortization Amount equal to the percentage of all outstanding Term Loans on the Amendment No. 7 Effective Date constituting Term B-5 Loans (which payments described in this Section 2.07(a) shall be reduced with respect to each Class of Term Loans as a result of the application of prepayments, whether prior to or after the Amendment No. 8 Effective Date, in accordance with the order of priority set forth in Section 2.05 or in connection with any Extension as provided in Section 2.16).” (r) The last two sentences of Section 2.08(a) are hereby amended and restated in their entirety to read as follows: “For purposes of clause (i) above, in the event that the actual Eurocurrency Rate for the applicable Interest Period shall be (x) less than 1.25% per annum, the Eurocurrency Rate applicable to the Term B-4 Loans that are Eurocurrency Rate Loans shall be deemed to be 1.25% per annum and (y) less than 1.00% per annum, the Eurocurrency Rate applicable to the Term B-6 Loans that are Eurocurrency Rate Loans shall be deemed to be 1.00% per annum (in each case, as may be increased pursuant to the second proviso of clauses (V) and (VI), respectively, of the definition of Applicable Rate). For purposes of clause (ii) above, in the event that the actual Base Rate from the applicable borrowing date shall be (x) less than 2.25% per annum, the Base Rate applicable to the Term B-4 Loans that are Base Rate Loans shall be deemed to be 2.25% per annum and (y) less than 2.00% per annum, the Base Rate applicable to the Term B-6 Loans that are Base Rate Loans shall be deemed to be 2.00% per annum (in each case, as may be increased pursuant to the second proviso of clauses (V) and (VI), respectively, of the definition of Applicable Rate).” (s) Clause (ii) of Section 2.09(c) is hereby amended and restated in its entirety to read as follows: “(ii) Notwithstanding anything herein to the contrary, all prepayments of principal of Term B-6 Loans made pursuant to Section 2.05(a)(i), Section 2.05(b)(iii) or Section 2.05(b)(vii), or any amendment to the terms of the Term B-6 Loans, the primary purpose of which is to effect a Term B-6 Repricing Transaction, in each case, after the Amendment No. 8 Effective Date and on or prior to the sixth month anniversary of the Amendment No. 8 Effective Date, will be subject to payment to the Administrative Agent, for the ratable account of each Lender with outstanding Term B-6 Loans, of a fee in an amount equal to 1.0% of the aggregate principal amount of the Term B-6 Loans so prepaid or amended. Such prepayment fees in respect of Term B-6 Loans shall be due and payable upon the date of any such prepayment of Term B-6 Loans pursuant to Section 2.05(a)(i), Section 2.05(b)(iii) or Section 2.05(b)(vii), or any amendment to the terms of the Term B-6 Loans, effecting a Term B-6 Repricing Transaction.” (t) Section 9.15 is hereby amended by adding the following paragraph immediately after the second paragraph in Section 9.15(a) thereof: “Each Replacement Term B-6 Lender, by its execution and delivery of Amendment No. 8 and its making of Replacement Term B-6 Loans on the Amendment No. 8 Effective Date, hereby (a) confirms its agreement to the provisions of the first paragraph of this Section 9.15(a) and (b) pursuant to Section 5.2(c) of the ABL Intercreditor Agreement, agrees to be bound by the terms of the ABL Intercreditor Agreement as a “Cash Flow Secured Party” (as defined in the ABL Intercreditor Agreement).” (u) Section 9.15 is hereby amended by adding the following paragraph immediately after the second paragraph in Section 9.15(b) thereof: “Each Replacement Term B-6 Lender, by its execution and delivery of Amendment No. 8 and its making of Replacement Term B-6 Loans on the Amendment No. 8 Effective Date, hereby (a) confirms its agreement to the provisions of the first paragraph of this Section 9.15(b) and (b) pursuant to Section 2.08 of the First Lien Intercreditor Agreement, agrees to be bound by the terms of the First Lien Intercreditor Agreement as a “General Credit Facilities Secured Party” (as defined in the First Lien Intercreditor Agreement).”

SECTION 4. Conditions of Effectiveness. This Amendment shall become effective as of the first date (such date being referred to as the “Amendment No. 8 Effective Date”) when each of the following conditions shall have been satisfied: (a) Execution of Documents. The Administrative Agent shall have received (i) this Amendment, duly executed and delivered by (A) the Borrower, (B) the Administrative Agent and (C) each Replacement Term B-6 Lender, and (ii) a Guarantor Consent and Reaffirmation, in the form of Annex 2 hereto, duly executed and delivered by each Guarantor. (b) Legal Opinion. The Administrative Agent shall have received a satisfactory legal opinion of counsel to the Borrower addressed to it and the Replacement Term B-6 Lenders. (c) Certificate of Responsible Officer. The Administrative Agent shall have received (i) a certificate of a Responsible Officer of the Borrower, certifying the conditions precedent set forth in Sections 4.02(a) and (b) of the Restated Credit Agreement shall have been satisfied on and as of the Amendment No. 8 Effective Date and (ii) a certificate attesting to the Solvency of the Borrower and its Subsidiaries (taken as a whole) on the Amendment No. 8 Effective Date before and after giving effect to this Amendment No. 8, from the Chief Financial Officer or Treasurer of the Borrower. (d) Fees. Morgan Stanley Senior Funding, Inc., Barclays Bank PLC, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. shall have received on the Amendment No. 8 Effective Date all fees separately agreed to with the Borrower. (e) Confirmation of No Change in Legal Name, etc. The Administrative Agent shall have received written confirmation from the Borrower (which may be in the form of an e-mail) that since the delivery to the Administrative Agent of the update to the perfection certificate, dated as of December 23, 2013, pursuant to Section 6.02(d)(i) of the Restated Credit Agreement, no Loan Party has, except to the extent the Administrative Agent has been notified in accordance with the Security Agreement, (i) changed its legal name, jurisdiction of organization or chief executive office or (ii) acquired or formed any new Subsidiary. For the avoidance of doubt, no lien searches shall be required. SECTION 5. Representations and Warranties. The Borrower represents and warrants as follows as of the date hereof: (a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action. The execution, delivery and performance by the Borrower of this Amendment will not (a) contravene the terms of any of the Borrower’s Organization Documents, (b) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of the Borrower or any of the Restricted Subsidiaries (other than as permitted by Section 7.01 of the Credit Agreement) under (i) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of its Restricted Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject, or (c) violate any applicable material Law; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (b) and (c), to the extent that such breach, contravention or violation would not reasonably be expected to have a Material Adverse Effect. (b) This Amendment has been duly executed and delivered by the Borrower. Each of this Amendment, the Credit Agreement and each other Loan Document to which the Borrower is a party, after giving effect to the amendments pursuant to this Amendment, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing. (c) Upon the effectiveness of this Amendment, no Default or Event of Default shall exist. (d) Upon the effectiveness of this Amendment and after giving effect to the transactions contemplated by this Amendment, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent. (e) Each of the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, is true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates. SECTION 6. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Restated Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Restated Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment. (b) On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document. SECTION 7. Consent to Enter into Agreements. The Replacement Term B-6 Lenders hereby authorize the Administrative Agent to take such actions, including making filings and entering into agreements and any amendments or supplements to any Collateral Document, as may be necessary or desirable to reflect the intent of this Amendment. SECTION 8. Costs and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent pursuant to Section 10.04 of the Restated Credit Agreement. SECTION 9. Notes. The Borrower agrees that each Replacement Term B-6 Lender executing this Amendment may request through the Administrative Agent, and shall receive, one or more Term B-6 Notes payable to such Replacement Term B-6 Lender duly executed by the Borrower in substantially the form of Exhibit C-8 attached to Annex 3 hereto evidencing such Replacement Term B-6 Lender’s Replacement Term B-6 Loans. SECTION 10. Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. SECTION 11. Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement. SECTION 12. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 13. Successors. The terms of this Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns. SECTION 14. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York. [The remainder of this page is intentionally left blank]

[Amendment No. 8 to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written. AVAYA INC. By: /s/ Matthew Booher Name: Matthew Booher Title: Vice President – Finance and Corporate Treasurer

[Amendment No. 8 to Credit Agreement] CITIBANK, N.A., as Administrative Agent By: /s/ Matthew Burke Name: Matthew Burke Title: Vice President

Annex 1 to Amendment No. 8 to Credit Agreement Lender Addendum By executing a signature page hereto as a Replacement Term B-6 Lender, the undersigned institution irrevocably agrees (A) on the terms and subject to the conditions set forth in the Credit Agreement, (i) to provide a Replacement Term Loan in the form of a Term B-6 Loan in the amount reflected on such signature page or (ii) solely to the extent that the box with respect to the “Cashless Settlement Option” is checked on such signature page, to continue 100% of the outstanding principal amount of the Term B-5 Loans held by such Replacement Term B-6 Lender immediately prior to the Amendment No. 8 Effective Date as Term B-6 Loans in a like principal amount upon the Amendment No. 8 Effective Date without any cash exchange, and (B) to the terms of this Amendment and the Credit Agreement. [Signature pages follow]

Name of Replacement Term B-6 Lender:__________________________________________________ Executing as a Replacement Term B-6 Lender: by ___________________________________ Name: Title: For any Institution requiring a second signature line: by ___________________________________ Name: Title: Existing Term B-5 Loan Amount $__________________________ Cashless Settlement Option By checking the foregoing box, the undersigned Replacement Term B-6 Lender hereby irrevocably and unconditionally agrees to continue 100% of the outstanding principal amount of the Term B-5 Loans held by such Replacement Term B-6 Lender immediately prior to the Amendment No. 8 Effective Date as Term B-6 Loans in a like principal amount upon the Amendment No. 8 Effective Date without any cash exchange. Exit and Recommit By checking the foregoing box, the undersigned Replacement Term B-6 Lender hereby irrevocably and unconditionally agrees to have 100% of the outstanding principal amount of the Term B-5 Loans held by such Replacement Term B-6 Lender immediately prior to the Amendment No. 8 Effective Date fully repaid on the Amendment No. 8 Effective Date and participate in a like principal amount (or such lesser amount indicated below) of the Replacement Term B-6 Loans by assignment after the Amendment No. 8 Effective Date. For Lenders seeking to Exit but Recommit for less than all of your existing Term B-5 Loan, please indicate your partial Replacement TermB-6 commitment amount below: Partial Recommit amount: $__________________

Annex 2 to Amendment No. 8 to Credit Agreement GUARANTOR CONSENT AND REAFFIRMATION [____], 2014 Reference is made to (i) Amendment No. 8 to Credit Agreement, dated as of the date hereof, attached as Exhibit A hereto (the “Amendment”), among Avaya Inc. (the “Borrower”), Citibank, N.A., as Administrative Agent, and each Replacement Term B-6 Lender and (ii) the Credit Agreement, dated as of October 26, 2007, as amended as of December 18, 2009 by Amendment No. 1, as amended and restated as of February 11, 2011 pursuant to the Amendment Agreement, as amended as of August 8, 2011 by Amendment No. 3, as amended and restated as of October 29, 2012 pursuant to Amendment No. 4, as amended and restated as of December 21, 2012 pursuant to Amendment No. 5, as amended as of February 13, 2013 pursuant to Amendment No. 6, and as amended as of March 12, 2013 pursuant to Amendment No. 7 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Restated Credit Agreement”), among the Borrower, Avaya Holdings Corp. (formerly known as Sierra Holdings Corp.), Citibank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each Lender from time to time party thereto. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Amendment. Each Guarantor hereby consents to the execution, delivery and performance of the Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Amendment No. 8 Effective Date be deemed to be a reference to the Credit Agreement in effect in accordance with the terms of the Amendment. Each Guarantor hereby acknowledges and agrees that, after giving effect to the Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by the Amendment, are reaffirmed, and remain in full force and effect. After giving effect to the Amendment, each Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement, and shall continue to secure the Obligations (after giving effect to the Amendment), in each case, on and subject to the terms and conditions set forth in the Credit Agreement and the other Loan Documents. Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents. This Consent is a Loan Document and shall be governed by, and construed in accordance with, the law of the state of New York. [The remainder of this page is intentionally left blank]

[Guarantor Consent and Reaffirmation – Amendment No. 8 to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first set forth above. AVAYA HOLDINGS CORP. AC TECHNOLOGIES, INC. AVAYA CALA INC. AVAYA EMEA LTD. AVAYA FEDERAL SOLUTIONS, INC. AVAYA GOVERNMENT SOLUTIONS INC. AVAYA INTEGRATED CABINET SOLUTIONS INC. AVAYA MANAGEMENT SERVICES INC. AVAYA WORLD SERVICES INC. INTEGRATED INFORMATION TECHNOLOGY CORPORATION SIERRA ASIA PACIFIC INC. TECHNOLOGY CORPORATION OF AMERICA, INC. UBIQUITY SOFTWARE CORPORATION VPNET TECHNOLOGIES, INC. AVAYA HOLDINGS LLC AVAYA HOLDINGS TWO, LLC OCTEL COMMUNICATIONS LLC RADVISION, INC. AVAYALIVE INC. By: _____________________________ Name: Title:

Exhibit A to Guarantor Consent and Reaffirmation Amendment No. 8 to Credit Agreement [See attached]

Annex 3 to Amendment No. 8 to Credit Agreement Updated Exhibits to Credit Agreement [See attached]

EXHIBIT A FORM OF COMMITTED LOAN NOTICE To: Citibank, N.A., as Administrative Agent Citigroup Global Loans 2 Penns Way, Suite 100 New Castle, DE 19720 Attention: [ ] [Date] Ladies and Gentlemen: Reference is made to the Credit Agreement dated as of October 26, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Avaya Inc. (the “Borrower”), Avaya Holdings Corp. (f/k/a Sierra Holdings Corp.), Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and each lender from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice, irrevocably, pursuant to Section 2.02(a) of the Credit Agreement that it hereby requests (select one): A Borrowing of new Loans A conversion of Loans A continuation of Loans to be made on the terms set forth below: (A) Class of Borrowing1 _______________________ (B) Date of Borrowing, conversion or continuation (which is a Business Day) (C) Principal amount2 _______________________ (D) Type of Loan3 _______________________ 1 Term B-3, Term B-4, Term B-6, Dollar Revolving Credit, Alternative Currency Revolving Credit or Swing Line. 2 Eurocurrency Rate Loans shall be in minimum of $1,000,000 (and any amount in excess of $1,000,000 shall be an integral multiple of $500,000). Base Rate Loans shall be in minimum of $500,000 (and any amount in excess of $500,000 shall be an integral multiple of $100,000).

-2- (E) Interest Period4 _______________________ (F) Currency of Loan _______________________ [The Borrower hereby represents and warrants that the conditions to lending specified in Section[s] 4.02(a) [and (b)]5 of the Credit Agreement will be satisfied as of the date of Borrowing set forth above.]6 [The above request has been made to the Administrative Agent by telephone at (212) [ ]]. 3 Specify Eurocurrency or Base Rate. Alternative Currency Revolving Loans and Euro Term Loans must be Eurocurrency. 4 Applicable for Eurocurrency Borrowings/Loans only. 5 Inapplicable for the initial Credit Extensions on the Closing Date. 6 Applicable for Borrowings of new Loans only.

AVAYA INC. By: Name: Title:

EXHIBIT C-7 LENDER: [●] PRINCIPAL AMOUNT: $[●] FORM OF TERM B-6 NOTE New York, New York [Date] FOR VALUE RECEIVED, the undersigned, AVAYA INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the Lender set forth above (the “Lender”) or its registered assigns, in lawful money of the United States of America in immediately available funds at the Administrative Agent’s Office (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Credit Agreement dated as of October 26, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Avaya Holdings Corp. (f/k/a Sierra Holdings Corp.), Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and each lender from time to time party thereto) (i) on the dates set forth in the Credit Agreement, the principal amounts set forth in the Credit Agreement with respect to Term B-6 Loans made by the Lender to the Borrower pursuant to Section 2.01(a)(iii)(E) of the Credit Agreement and (ii) on each Interest Payment Date, interest at the rate or rates per annum as provided in the Credit Agreement on the unpaid principal amount of all Term B-6 Loans made by the Lender to the Borrower pursuant to the Credit Agreement. The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement. The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance. All borrowings evidenced by this note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower under this note. This note is one of the Term B-6 Notes referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. This note is secured and guaranteed as provided in the Credit Agreement and the Collateral Documents. Reference is hereby made to the Credit Agreement and the Collateral Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this note in respect thereof.

-2- THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

-3- AVAYA INC. By: Name: Title:

-4- LOANS AND PAYMENTS Date Amount of Loan Maturity Date Payments of Principal/Interest Principal Balance of Note Name of Person Making the Notation

EXHIBIT E FORM OF ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the] [each]1 Assignor (as defined below) and [the] [each]2 Assignee (as defined below) pursuant to Section 10.07 of the Credit Agreement dated as of October 26, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Avaya Inc., a Delaware corporation (the “Borrower”), Avaya Holdings Corp. (f/k/a Sierra Holdings Corp.), Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and each lender from time to time party thereto, receipt of a copy of which is hereby acknowledged by [the] [each] Assignee. [It is understood and agreed that the rights and obligations of [the Assignors] [the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used in this Assignment and Assumption and not otherwise defined herein have the meanings specified in the Credit Agreement. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, [the] [each] Assignor hereby irrevocably sells and assigns to [the Assignee] [the respective Assignees], and [the] [each] Assignee hereby irrevocably purchases and assumes from [the Assignor] [the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of [the Assignor’s] [the respective Assignors’] rights and obligations in [its capacity as a Lender] [their respective capacities as Lenders] under the Credit Agreement, any other Loan Documents and any other documents or instruments delivered pursuant to any of the foregoing to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor] [the respective Assignors] under the facility identified below (including participations in any Letters of Credit or Swing Line Loans included in such facility) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)] [the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other Loan Document or any other documents or instruments delivered pursuant to any of the foregoing or the transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned by [the] [any] Assignor to [the] [any] Assignee pursuant to clause (i) above (the rights and 1 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language. 2 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language. 3 Select as appropriate. 4 Include bracketed language if there are either multiple Assignors or multiple Assignees.

-2- obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as [[the] [an] “Assigned Interest”). Such sale and assignment is without recourse to [the] [any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the] [any] Assignor. 1. Assignor[s] (the “Assignor[s]”): ____________________ 2. Assignee[s] (the “Assignee[s]”): ____________________ Assignee is an Affiliate of: [Name of Lender] Assignee is an Approved Fund of: [Name of Lender] 3. Borrower: Avaya Inc. 4. Administrative Agent: Citibank, N.A. 5. Assigned Interest: Facility Aggregate Amount of Commitment/Loans of all Lenders Amount of Commitment/Loans Assigned Percentage Assigned of Commitment/ Loans5 Dollar Revolving Credit Facility $ $ % Alternative Currency Revolving Credit Facility $ $ % Term B-3 Loans $ $ % Term B-4 Loans $ $ % Term B-6 Loans $ $ % Effective Date: 5 Set forth, to at least 8 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

-3- The terms set forth in this Assignment and Assumption are hereby agreed to: [NAME OF ASSIGNOR], as Assignor, By: Name: Title: [NAME OF ASSIGNEE], as Assignee, By: Name: Title:

-4- [Consented to and]6 Accepted: CITIBANK, N.A., as Administrative Agent, By: _________________________ Name: Title: [Consented to]7: [ ], as a Principal L/C Issuer, By: _________________________ Name: Title: [Consented to]8: CITIBANK, N.A., as Swing Line Lender, By: _________________________ Name: Title: 6 No consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to another Lender, an Affiliate of a Lender or an Approved Fund. 7 No consent of the Principal L/C Issuers shall be required for any assignment of a Term Loan or any assignment to an Agent or an Affiliate of an Agent. 8 Only required for any assignment of any of the Dollar Revolving Credit Facility.

-5- AVAYA INC.9 By: _________________________ Name: Title: 9 No consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default under Section 8.01(a) or, solely with respect to the Borrower, Section 8.01(f) of the Credit Agreement has occurred and is continuing, any Assignee.

CREDIT AGREEMENT1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. [The] [Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the] [the relevant] Assigned Interest, (ii) [the] [such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Holdings, the Borrower, or any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings, the Borrower, or any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.07(b) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.07(b)(i) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of [the] [the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the] [such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the] [such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received copies of the most recent financial statements delivered pursuant to Section 4.01(g) or 6.01 of the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vi) it has, independently and without reliance on any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vii) if it is not already a Lender under the Credit Agreement, attached to the Assignment and Assumption is an Administrative Questionnaire, (viii) the Administrative Agent has received a processing and recordation fee of $3,500 as of the Effective Date and (ix) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 3.01 of the Credit Agreement, duly completed and executed by the Assignee and (b) agrees that (i) it will, independently and without reliance 1 Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement dated as of October 26, 2007, as amended as of December 18, 2009 by Amendment No. 1 thereto, as amended and restated as of February 11, 2011 pursuant to Amendment No. 2 thereto, as amended as of August 8, 2011 by Amendment No. 3 thereto, as amended and restated as of October 29, 2012 pursuant to Amendment No. 4 thereto and as amended and restated as of December 21, 2012 pursuant to Amendment No. 5 thereto (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Avaya Inc. (the “Borrower”), Avaya Holdings Corp. (f/k/a Sierra Holdings Corp.), Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and each lender from time to time party thereto.

-2- upon any Agent, [the] [any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the] [each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the] [each] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.